SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 14, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


 Pennsylvania                      0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)    (IRS Employer
  of incorporation)                                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that clinical investigators at the Joslin Diabetes Center in Boston, Massachusetts will coordinate and conduct a clinical trial to satisfy requirements of Biocontrol's premarket approval (PMA) submission to the U.S. Food and Drug Administration (FDA) for the Company's Diasensor 2000 Noninvasive Glucose Monitor. The trial will evaluate the Diasensor 2000 and its use in a new telemedicine program that wraps the monitor into an overall diabetes care program in which the patient using the Diasensor in the home will be linked via the internet to a specialty diabetes clinic.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  September 14, 1999

                                     BICO
                          BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



      JOSLIN DIABETES CENTER TO CONDUCT CLINICAL TRIAL FOR
           BIOCONTROL'S DIASENSOR 2000 FDA SUBMISSION

     Pittsburgh, PA - September 14, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that clinical investigators at the Joslin Diabetes Center in Boston, Massachusetts will coordinate and conduct a clinical trial to satisfy requirements of Biocontrol's premarket approval (PMA) submission to the U.S. Food and Drug Administration (FDA) for the Company's Diasensor 2000 Noninvasive Glucose Monitor. The trial will be conducted in accordance with a contract encompassing a protocol written by the Joslin Diabetes Center.
     The trial will evaluate the Diasensor 2000 and its use in a new telemedicine program that wraps the monitor into an overall diabetes care program in which the patient using the Diasensor in the home will be linked via the internet to a specialty diabetes clinic. Further details of the study, which is expected to begin within a few months, will be released when approved by all parties.
     Joslin Diabetes Center is an international leader in diabetes treatment, research, and education. Established in 1898, and affiliated with Harvard Medical School, Joslin leads the field in both basic and clinical research, and is devoted to educating both patients and professionals. Joslin is headquartered in Boston and has facilities throughout Massachusetts, as well as affiliated diabetes treatment centers throughout the U.S. from New York City to Florida. Further information on Joslin Diabetes Center can be found at www.joslin.org.
     Biocontrol began the modular PMA process with submission of its first module to the FDA in May of this year. Biocontrol President, David L. Purdy, said, "Biocontrol is pleased to work with the Joslin Diabetes Center whose integrity and reputation will certainly ensure a sound clinical trial of the Diasensor 2000 and the new telemedicine in-home health care program for people with diabetes."

     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary, Diasensor.com, Inc., also located in Pittsburgh, PA owns the patents, marketing and distribution rights to the sensor while Biocontrol has the exclusive rights to the research and development and manufacturing of the sensor.


WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204